UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)            September 23, 2019

EBIX, INC.
(Exact name of registrant as specified in its charter)

0-15946
Delaware		Commission file number	77-0021975
(State or other jurisdiction of incorporation or			(I.R.S. Employer Identification No.)
organization)

1 Ebix Way
Johns Creek	Georgia		30097
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code     (678) 281-2020
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbols	Name of each exchange on which registered
Common stock, $0.10 par value per share	EBIX	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company             ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Explanatory Note
This Amendment to Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Ebix, Inc. (the “Company”) on September 26, 2019 (the “Original Form 8-K”). The Original Form 8-K inadvertently reported the "Date of Report (Date of earliest event reported)" on the cover page as September 26, 2019, when it should have been reported as September 23, 2019. The sole purpose of this Amendment is to correct the incorrect date. No other changes are being made to the Original Form 8-K by this Amendment.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Robert F. Kerris rejoined Ebix, Inc. (the “Company”) as the Company's Chief Financial Officer on September 23, 2019.  He previously served in the same position with the Company from October 2007 until January 2017.  Mr. Kerris is succeeding Sean Donaghy, who served as the Company's Chief Financial Officer from January 2017 until September 2019. Mr. Donaghy will continue with the Company in the position of Senior Vice President - Finance and will no longer be deemed a named executive officer of the Company. Mr. Kerris’ addition to the Finance team is targeted at further strengthening the reporting functions worldwide, in view of the targeted EbixCash IPO next year.
Mr. Kerris is rejoining the Company after having been the Chief Financial Officer at Dekra North America from March 2017 to April 2018. During the period from May 2018 through August 2019 Mr. Kerris worked in various fractional senior financial executive roles as a contracted consultant for clients of ITB Partners and Robert Half Management Resources. He served as the Ebix’s Executive Vice President-Corporate Officer of Mergers & Acquisitions and Special Projects from January 2017 until March 2017.  As mentioned above, Mr. Kerris previously served as the Company's Chief Financial Officer and Corporate Secretary beginning in October 2007. Previously before joining the Company, Mr. Kerris was Chief Financial Officer at Aelera Corporation from May 2006 to October 2007, Financial Vice President at Equifax, Inc. from November 2003 to April 2006, Corporate Controller at Interland, Inc. from September 2002 to October 2003, and held senior financial management positions at AT&T, BellSouth, and Northern Telecom. Mr. Kerris is an actively licensed certified public accountant and holds an accounting and economics degree from North Carolina State University where he graduated with honors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.

By:	/s/ Robin Raina
Name:	Robin Raina
Title:	Chairman of the Board, President, and Chief Executive Officer (principal executive officer)

Dated: September 27, 2019